SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): February 9, 2004
                                                 -----------------------------


                                The Stanley Works
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               (Exact name of registrant as specified in charter)


  Connecticut                      1-5224             06-0548860
----------------              ----------------       -------------
(State or other                 (Commission         (IRS Employer
jurisdiction of                  File Number)     Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
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(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code: (860) 225-5111
                                                   ---------------------------



                                 Not Applicable
------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




                       Exhibit Index is located on Page 4
                                Page 1 of 6 Pages

Item 5.    Other Events.

           The Stanley Works has named Donald R. McIlnay President, Tools Group and announced the resignation of Joseph J. DeAngelo.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)     Exhibits.

           Exhibit No.   Description

             99.1 Press release, dated February 9, 2004 issued by The Stanley Works, announcing the naming of Donald R. McIlnay as President, Tools Group and the resignation of Joseph J. DeAngelo.










                                Page 2 of 6 Pages

                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                           THE STANLEY WORKS



Date: February 9, 2004     By:     /s/ Bruce H. Beatt
      ----------------     ---------------------------------
                           Name:   Bruce H. Beatt
                           Title:  Vice President, General
                                   Counsel and Secretary

















                                Page 3 of 6 Pages

                                  EXHIBIT INDEX
                           Current Report on Form 8-K
                             Dated February 9, 2004



                              Exhibit No.    Page
                             -----------    ------

                                 99.1          5

























                                Page 4 of 6 Pages

                                                                  Exhibit 99.1


                  FOR IMMEDIATE RELEASE


STANLEY WORKS NAMES DONALD R. McILNAY PRESIDENT, TOOLS GROUP

Joseph J. DeAngelo Resigns; Accepts Key Management Position With The Home Depot

New Britain, Connecticut, February 9, 2004 ... The Stanley Works (NYSE: SWK) announced today that Donald R. McIlnay, 53, has been named President - Tools Group. Mr. McIlnay, who joined the company in 1999, succeeds Joseph J. DeAngelo, who announced his resignation to accept a position with The Home Depot (NYSE:
HD), based in Atlanta.

Mr. McIlnay's appointment and Mr. DeAngelo's resignation are effective Friday, April 2, 2004. This will provide sufficient time to ensure a smooth transition.

Mr. McIlnay was most recently President of Stanley Door Systems, a $320 million business. From 1999 through mid 2003 Don led the company's $1.2 billion consumer sales channel as President, Consumer Sales Americas. Under his leadership the company achieved major successes with its largest customers through successful category management initiatives, near-neighbor market opportunities, improved in-store service and more aggressive programs at the point-of-sale.

John D. Opie, Interim Chairman, commented: "Don McIlnay is an industry and channel veteran. For almost thirty years he has demonstrated a track record of success. His broad business and operating management experience make him an ideal choice to lead our Tools Group through an expected period of growth."

                               Page 5 of 6 Pages

Prior to joining Stanley in 1999, Mr. McIlnay was President and CEO of The Gibson-Homans Company, following an 18-year career with Newell-Rubbermaid that included tenures as president of four different divisions. A proven leader, he has consistently demonstrated the ability to lead and energize sales and operating teams to new levels. He holds BA - Marketing and MBA degrees from the University of Wisconsin - Whitewater. Mr. McIlnay will maintain his office at Stanley's New Britain, CT headquarters of the Tools Group.

Mr. DeAngelo will be named Senior Vice President - Pro Business And Tool Rental at The Home Depot. He joined Stanley in March 2003 following a 17-year career with General Electric Company. Mr. Opie added: "We are extremely grateful to Joe for his many contributions to Stanley during the past year. Under his leadership, our Tools business has achieved growth and record levels of profitability. We wish him well in his new assignment with The Home Depot."

The Stanley Works, an S&P 500 company, is a worldwide supplier of tools, hardware and security solutions for professional, industrial and consumer use.

                                #################


Contact:   Gerry Gould
           Vice President, Investor Relations
           (860) 827-3833
           ggould@stanleyworks.com






                                Page 6 of 6 Pages